EXHIBIT 99.1

Presentation Materials dated as of December 31, 2008

Fourth Quarter 2008 Investor Presentation As of December 31, 2008

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature.  These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after December 31, 2008 and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3)
changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8)
price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful integration of Chittenden
Corporation.  People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

People’s United Financial, Inc.               NASDAQ: PBCT
Market Capitalization (01/21/09): $ 6.0 billion, #10
Assets: $ 20.2 billion, #27
Loans: $ 14.4 billion, #26
Deposits: $ 14.3 billion, #24
Branches: > 300
ATMs: > 440
Employees (FTE): ~ 4,500
Founded: 1842
Corporate Overview
Snapshot, as of December 31, 2008

Diversified footprint with 300+
branches and $14 billion in
deposits across six states
Considerable scarcity value as
only major independent bank with
presence across Northeast
VT
NH
Fairfield Ct.
CT
MA
% of
Deposits
17
9
33
61
7
Branches
49
38
63
160
20
ME 5 32
People’s United Footprint
Market
Share
#1
#4
#1
#3
#21
#7
NY 1 4 N/A

Investment Thesis
PBCT’s strong capital position and disciplined emphasis on credit performance provide an important measure of safety in the current environment.
The ability to leverage the capital raised in 2007 positions us well for future expansion.
Why own People’s United?
…
Strong balance sheet with significant capital surplus
Exceptional credit quality
Significant and very low cost deposit market share
Committed to maximizing long-term earnings power and shareholder value

Investment Thesis
Our focus on long-term earnings optimization translates into:
Originate sub-prime or Alt-A loans
Originate option ARMs, negative
amortization loans, or teaser-rate loans
Have SIV exposure or CDOs on the
balance sheet
Make high-risk structured investments
Leverage the balance sheet using
wholesale funding to purchase loans or
securities (no carry trade)
Things we don’t do:
Continue to focus on self-originated middle market
commercial loans while retaining our underwriting
discipline
Continue to use our securities & short-term
investments portfolio solely as a temporary store of
excess capital, while not stretching for temporary
spread income
Remain almost entirely funded with equity and
deposits
Strive to keep our expense structure lean
Remain vigilant as we explore acquisition
opportunities, to ensure any deal improves long-
term earnings and shareholder value
Things we do:

2.50
3.00
3.50
4.00
4.50
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
PBCT Peers PBCT Core
0.00%
5.00%
10.00%
15.00%
20.00%
PBCT Peers
Peer Comparison
On all important measures, People’s United stands stronger than peers
Net Interest Margin
Return on Average Assets (Operating)
Tang. Equity / Tang. Assets
(1) See Appendix for peer group
(2) Includes peers reporting through January 22, 2009
Asset Quality
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
NPAs /
Assets
NPAs /
Loans + REO
NCOs /
Loans
Allowance /
Loans
PBCT Peers
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
PBCT Peers

Commercial Banking
Average core C&I lending increased 8% annualized in 4Q08
Spreads are benefiting as competitors pull back
Fee income growth initiatives are underway
Experienced management team provides local knowledge and
decision making, successfully attracting talent and customers from competitors
People’s United remains focused on growing core middle market commercial loans and deposits

Retail
24%
Office
21%
Industrial
13%
Residential
15%
Hospitality
11%
Other
13%
Land
3%
General C&I
29%
SNC
7%
Commercial
Real Estate
51%
PCLC
13%
Well Balanced Commercial Portfolio
As of December 31, 2008
Total Portfolio $9.2 billion
$5.0 billion CRE¹
(1) Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $290 million
CRE, By Sector

Connecticut /
New York
42%
Other New
England
29%
Construction Lending Detail
Total Construction Portfolio $925 million
As of December 31, 2008
Our construction exposure is modest at less than 7% of the total loan portfolio, and is a diverse mix of geographies and sectors.
Residential
44%
Land
12%
Retail
20%
Office
12%
12%
Other
Total Loans
$14.6 billion
By Geography By Sector
11%
Other
FL - 4%

Commercial Asset Quality
Asset quality has remained stable, with the increase in NPAs in 2008 primarily attributed to the addition of the former Chittenden franchise
0.00%
1.00%
2.00%
Delinq. NPAs NCO

Retail & Small Business
HELOC balances expanded 22% annualized in 4Q08
Average cost of deposits decreased 0.08% to 1.55%
Westchester, NY expansion over the past 18 months now
represents 4 branches and over $129 million of deposits.
Retail-focused branch experience expanded to northern New
England, and the former Chittenden small business model
expanded throughout the franchise.
Deposit pricing discipline and high-quality consumer lending expansion will allow a continued focus on margin management

High Quality Consumer Portfolio
Total Portfolio $5.4 billion
(as of December 31, 2008)
Residential Mortgage Portfolio
Credit Statistics
Weighted Average:
Loan to value¹
50%
FICO scores¹
732
Net charge-offs: 0.11%
Non-accrual: 0.77%
Home Equity Portfolio
Credit Statistics
Weighted Average:
Combined LTV¹
55%
FICO scores¹
749
Net charge-offs: 0.07%
Non-accrual: 0.15%
(1) Exclude the impact of the former Chittenden Corp.
1-4 Family
Residential
59%
Home Equity
Loans & Lines
36%
Indirect
Auto
4%
Other
1%

Consumer Asset Quality
The consumer portfolio continues to experience very low levels of NCO’s
Consumer, ex. 1-4 Family residential 1-4 Family residential only
0.00%
1.00%
2.00%
Delinq. NPAs NCO
0.00%
1.00%
2.00%
Delinq. NPAs NCO

Stop & Shop Partnership
Complementary to the traditional branch network
Exclusive partnership with the leading grocery chain in CT
Recent expansion to Maine with the opening of Kennebunk
Full-service branches that now account for:
51% of new retail checking and savings accounts
41% of new commercial checking accounts
32% of home equity loan originations
The Stop & Shop partnership allows People’s United to provide extended hours and convenience while limiting cost

Wealth Management
Offer a full array of services to businesses and individuals
Expand brokerage and asset management across the People's
United footprint
Continue to grow individual and business relationships through private banking, brokerage and retirement planning services
Focus on offering insurance services to commercial customers
Assets under custody and management totaled $9 billion
Wealth Management offers significant growth potential as services are expanded across the franchise

Fourth Quarter Results
Net income of $35.4 million or $0.11 per share
ROTA of 0.76%
Net interest margin of 3.55%
Tangible Equity / Tangible Assets ratio of 19.5%
Net loan charge-offs of 0.16% of average loans
The quarter was characterized by solid asset quality and a strong capital position

Average Earning Asset Mix
4Q 07
Home
Equity
10%
Securities &
Investments
29%
Commercial
Banking
35%
Residential
Mortgage
26%
4Q 08
Home
Equity
13%
Securities &
Investments
17%
Commercial
Banking
52%
Residential
Mortgage
18%
We remain focused on growing core commercial and consumer lending, while excess capital is safely held in liquid investments
3Q 08
Home
Equity
12%
Securities &
Investments
18%
Commercial
Banking
51%
Residential
Mortgage
19%

Average Funding Mix
Our assets are funded nearly entirely with deposits and equity, which reinforces our fortress balance sheet.
4Q 07
Interest-
bearing
Deposits
51%
Demand
Deposits
15%
Stockholders’
Equity
34%
4Q 08
Interest-
bearing
Deposits
56%
Stockholders’
Equity
26%
Demand
Deposits
16%
Sub-debt /
Other
2%
3Q 08
Interest-
bearing
Deposits
56%
Stockholders’
Equity
26%
Demand
Deposits
16%
Sub-debt /
Other
2%

Net Interest Margin
Excess capital has a
disproportionate impact
on the margin and results
in an overall greater asset
sensitivity for the total
balance sheet
1Q08
2Q08
3Q08
4Q08
3.75%
3.80%
3.99%
3.94%
3.67%
3.56%
3.71%
3.55%
3.24%
2.08%
2.00%
1.25%

Non-Interest Income
Fee income continues to diversify and grow as a percentage of revenues, with an increased emphasis on wealth management post-Chittenden
4Q 08 4Q 07
Service
charges
43%
Insurance
10%
Other
18%
Inv. Mgt.
12%
BOLI
2%
Gain on loans
1%
Brokerage
commissions
4%
BOLI
7%
Gain on loans
1%
Brokerage
commissions
7%
Service
charges
52%
Insurance
13%
Other
13%
Inv. Mgt.
7%
Merchant
processing
9%
Wealth
management
26%
Wealth
management
27%
$73.7 million $46.1 million

Efficiency Ratio
Percent
The efficiency ratio remains largely
dependent upon  the absolute level of
interest rates given our overall asset
sensitivity. For FY 2008, the efficiency
ratio would have been impacted by
various average Fed Funds levels:
(FY 2008) 2.1% Actual  = 66.3%
3% Fed Funds   = 63.3%
4% Fed Funds   = 60.2%
5% Fed Funds   = 57.5%
57.4
65.0
66.3
64.9
69.0
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008

Acquisition Strategy
Commercially-oriented franchises
with a strong core deposit base
Attractive markets of the Northeast
United States, including contiguous,
in-market and new markets
Ability to leverage PBCT excellent
credit standards
Generate an IRR substantially higher
than our cost of capital
We continue to feel properly priced, opportunistic acquisitions can significantly enhance shareholder value, assuming the following:

Shareholders are protected by continued strength in
underwriting and asset quality
Significant capital reserves will be used primarily
to fund future growth
Management is aligned with shareholders
Will continue to maintain focus on driving financial performance
Conclusion
People’s United remains committed to continuing to increase
shareholder value

25 For more information, investors may contact: Jared Shaw (203) 338-4130 jared.shaw@peoples.com

Company Name Ticker State
Associated Banc-Corp ASBC WI
Astoria Financial Corporation AF NY
BOK Financial Corporation BOKF OK
City National Corporation CYN CA
Colonial BancGroup, Inc. CNB AL
Comerica Incorporated CMA TX
Commerce Bancshares, Inc. CBSH MO
Cullen/Frost Bankers, Inc. CFR TX
First Horizon National Corporation FHN TN
Flagstar Bancorp, Inc. FBC MI
Fulton Financial Corporation FULT PA
Hudson City Bancorp, Inc. HCBK NJ
M&T Bank Corporation MTB NY
Marshall & Ilsley  Corporation MI WI
New York Community Bancorp, Inc. NYB NY
Sovereign Bancorp, Inc. SOV PA
Synovus Financial Corp. SNV GA
TCF Financial Corporation TCB MN
Valley National Bancorp VLY NJ
Webster Financial Corporation WBS CT
Zions Bancorporation ZION UT
Appendix – Peer Group